UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2014

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11840	36-3871531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

(847) 402-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2014 pursuant to the stock purchase agreement, dated July 17, 2013 (as amended, the “Purchase Agreement”), among Allstate Life Insurance Company (“Allstate Life”), an indirect wholly owned subsidiary of The Allstate Corporation (the “Registrant”), Resolution Life Holdings, Inc. (“Resolution Life Holdings”) and Resolution Life L.P., under which Resolution Life Holdings agreed to acquire all of the shares of Allstate Life’s wholly owned subsidiary, Lincoln Benefit Life Company (“Lincoln”), Allstate Life and Lincoln entered into (i) an Amended and Restated Reinsurance Agreement (the “Reinsurance Agreement”), pursuant to which Allstate Life will continue to reinsure on a 100% coinsurance and modified coinsurance basis, all life insurance policies sold through the Allstate agency channel, all variable annuities previously retroceded by Allstate Life to insurance affiliates of Prudential Financial, Inc., all immediate annuities written by Lincoln and certain other life business, and (ii) a Partial Commutation Agreement (the “Partial Commutation Agreement”), pursuant to which Lincoln and Allstate Life commuted Allstate Life’s reinsurance of (a) all of the fixed deferred annuity, value adjusted deferred annuity, and indexed deferred annuity business written by Lincoln, (b) all of the life insurance business written by Lincoln through independent producers, other than certain life business, and (c) all of the net liability of Lincoln with respect to the accident and health and long-term care insurance business written by Lincoln.

The above descriptions of the Reinsurance Agreement and Partial Commutation Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Reinsurance Agreement and Partial Commutation Agreement filed herewith as Exhibits 10.1 and 10.2, respectively.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 1, 2014, Allstate Life completed the sale of all of the shares of Lincoln to Resolution Life, Inc., a wholly-owned subsidiary of Resolution Life Holdings, in accordance with the Purchase Agreement, for cash equal to $587 million, subject to post-closing adjustments as specified in the Purchase Agreement.

The following unaudited pro forma consolidated financial statements of the Registrant, giving effect to the sale of Lincoln, are attached as Exhibit 99.1 to this report and are incorporated herein by reference:

(i)                                     unaudited pro forma consolidated statement of financial position as of December 31, 2013;

(ii)                                  unaudited pro forma consolidated statements of operations for the year ended December 31, 2013; and

(iii)                               notes to unaudited pro forma consolidated financial statements.

Section 8 – Other Events

Item 8.01. Other Events.

On April 1, 2014, the Registrant issued a press release in connection with the completion of the sale of Lincoln described in Item 2.01 above.  A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	The Registrant’s unaudited pro forma consolidated financial statements as of and for the year ended December

31, 2013, are attached as Exhibit 99.1 to this report and are incorporated herein by reference.

(c)	Not applicable

(d)	Exhibits

10.1	Amended and Restated Reinsurance Agreement, dated April 1, 2014, between Allstate Life Insurance Company and Lincoln Benefit Life Company.

10.2	Partial Commutation Agreement, dated April 1, 2014, between Allstate Life Insurance Company and Lincoln Benefit Life Company.

99.1	Registrant’s unaudited pro forma consolidated financial statements as of and for the year ended December 31, 2013.

99.2	Registrant’s press release dated April 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Jennifer M. Hager
Name:	Jennifer M. Hager
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: April 7, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

10.1	Reinsurance Agreement, dated April 1, 2014, among Allstate Life Insurance Company and Lincoln Benefit Life Company.

10.2	Partial Commutation Agreement, dated April 1, 2014, among Allstate Life Insurance Company and Lincoln Benefit Life Company.

99.1	Registrant’s unaudited pro forma consolidated financial statements as of and for the year ended December 31, 2013.

99.2	Registrant’s press release dated April 1, 2014.